FORM FOR USE WITH SECTION 16 OFFICERS ONLY

EPAM SYSTEMS, INC.
2025 LONG TERM INCENTIVE PLAN
GLOBAL EXECUTIVE OFFICER PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT
1. Grant of PSUs. EPAM Systems, Inc., a Delaware corporation (the “Company”), hereby grants to «Grantee» (the “Participant”), on «Date» (the “Grant Date”), a target number of performance restricted stock units (the “PSUs”) of «Number of Shares underlying award» PSUs (the “Target Number”), subject to the terms, definitions and provisions of the EPAM Systems, Inc. 2025 Long Term Incentive Plan (the “Plan”) adopted by the Company, which is incorporated in this Award Agreement (this “Agreement”) by reference, and the terms and conditions of this Agreement, including the Addendum. Each PSU shall represent the right to receive one Share, or the right to receive a cash payment equal to the Fair Market Value of one Share, upon the vesting of such PSU in accordance with this Agreement. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan. For the avoidance of doubt, Awards of PSUs are Performance Awards under the Plan.
2. Performance Conditions. The number of PSUs that are actually earned and eligible to vest under this Agreement will be determined as a percentage of the Target Number, based on the Company’s level of achievement of the performance criteria as set forth in Exhibit A hereto (the “Performance Objectives”). Following the end of each Annual Performance Year (as defined in Exhibit A), and following the end of the Three-Year Performance Period, the Committee shall review and determine whether the Performance Objectives have been met after reviewing all data necessary to determine whether the Performance Objectives have been achieved, and the Committee shall certify such finding. Any PSUs that have been earned based on achievement of the Performance Objectives shall be referred to as “Earned PSUs.”
3.    Vesting Schedule and Distribution. Subject to Section 6 of this Agreement, any Earned PSUs shall vest in the first quarter of fiscal year 2029 (but no later than March 15, 2029), on the date on which the Committee certifies the level of achievement of the Performance Objectives after the end of the full Three-Year Performance Period (the “Scheduled Vesting Date”). Unless otherwise provided under Section 6 below, any vested Earned PSUs will be settled in the form of Shares as soon as practicable after the applicable vesting date, but in no event later than the earlier of (i) 30 days after the vesting date or (ii) March 15, 2029, subject to any delay required to (x) complete any required regulatory filings, including, without limitation, any filings that may be required pursuant to the Hart Scott Rodino Act in connection with the vesting and settlement of the PSUs and/or (y) satisfy any required waiting period under the Hart Scott Rodino Act, provided that the PSUs shall be settled in any event within 60 days following

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the vesting date or event. Notwithstanding the foregoing, the Company may, in its sole discretion, settle a vested Earned PSU in cash equal to the Fair Market Value of one Share for each such PSU and make such cash payment to the Participant on the next administratively practicable payroll pay date after the date of such vesting date or event. The cash payment will be made to the Participant through the Participant’s local country payroll in accordance with the normal payroll practices of the Participant’s employer (the “Employer”).
4.     Voting Rights. The Participant shall have no voting rights with respect to the PSUs unless and until the Participant becomes the record owner of the Shares underlying the PSUs.
5.    Dividend Equivalents. The Participant shall not be eligible to receive dividend equivalents with respect to the PSUs unless and until the Participant becomes the record owner of the Shares underlying the PSUs.
6. Termination of Service. Following the Participant’s Termination of Service, the PSUs shall vest and settle or be forfeited as set forth in this Section 6.
(a)     Death or Disability.
(i) In the event of the Participant’s Termination of Service due to the Participant’s death or Disability before the Participant has completed at least two (2) years of service with the Company or any Affiliate, a number of whole PSUs equal to (A) 50% of the Earned PSUs with Performance Objectives that are measured over an Annual Performance Year (or the Three-Year Performance Period) that ended on or prior to the date of the Participant’s Termination of Service and (B) 50% of the portion of the Target PSUs with Performance Objectives that are measured over an Annual Performance Year (or the Three-Year Performance Period) that has not ended as of the date of the Participant’s Termination of Service, shall be deemed earned at target and shall be immediately vested (with any fractional PSUs that would otherwise vest as a result of such vesting acceleration event rounded up to the nearest whole Share), and the remaining PSUs that are unvested PSUs as of such time shall be forfeited without any payment to the Participant. Any such vested PSUs shall be settled within 30 days after they become vested, and in no event after March 15 of the year following the Termination of Service.
(ii) In the event of the Participant’s Termination of Service due to the Participant’s death or Disability on or after the date on which the Participant has completed at least two (2) years of service with the Company or any Affiliate, a number of whole PSUs equal to (A) 100% of the Earned PSUs with Performance Objectives that are measured over an Annual Performance Year (or the Three-Year Performance Period) that ended on or prior to the date of the Participant’s Termination of Service and (B) 100% of the portion of the Target PSUs with Performance Objectives that are measured

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over an Annual Performance Year (or the Three-Year Performance Period) that has not ended as of the date of the Participant’s Termination of Service, shall be deemed earned at target and shall become immediately vested. To the extent that a Participant’s Termination of Service due to the Participant’s death or Disability occurs after the end of an Annual Performance Year (or the Three-Year Performance Period) but before the Committee has certified achievement of the Performance Objectives in respect of such year or period, vesting shall occur at the time of the Committee’s certification of the level of achievement of such Performance Objectives. Any such vested PSUs shall be settled within 30 days after they become vested, and in no event after March 15 of the year following the Termination of Service.
(b) Retirement. In the event of the Participant’s Termination of Service due to Retirement (as defined below) after the first anniversary of the Grant Date, the PSUs shall remain eligible to be earned according to Exhibit A based on actual performance at the end of the Three-Year Performance Period and any Earned PSUs will vest on the Scheduled Vesting Date and will settle in accordance with Section 3, subject to the Participant’s (x) execution and non-revocation of a general release of claims against the Company and its Affiliates and their successors and (y) continued compliance with any restrictive covenants applicable to the Participant.
“Retirement” means the Participant’s voluntary Termination of Service other than for Cause after all the following criteria are met:
(i)    the Participant has attained at least age 60 and has completed at least five (5) years of service with the Company or an Affiliate; and
(ii)    the sum of the Participant’s age and years of service with the Company or any Affiliate as of the date of the Termination of Service equals or exceeds seventy (70).
For the avoidance of doubt, in the event of the Participant’s Termination of Service due to Retirement on or before the first anniversary of the Grant Date, all PSUs shall be forfeited as of the date of such Termination of Service without any payment to the Participant.
(c)     Change of Control. In the event of a Change of Control:
(i)    the Earned PSUs with Performance Objectives that are measured over an Annual Performance Year (or the Three-Year Performance Period) that ended on or prior to the date of the consummation of the Change of Control shall be deemed Earned PSUs based on actual achievement of the Performance Objectives;
(ii)     consistent with Section 11(b) of the Plan, the portion of the Target PSUs with Performance Objectives that are measured over an Annual Performance Year (or the Three-Year Performance Period) that has not ended as of the

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date of the consummation of the Change of Control shall be deemed Earned PSUs based on the greater of actual performance through the Change of Control or the target level, in each case, as determined by the Committee prior to the Change of Control;
(iii)     to the extent that the PSUs are assumed, replaced, substituted or continued by the Company, the acquiring company, an affiliate thereof or any successor of any such entity on no less favorable terms and conditions as were in place before the Change of Control (a “Qualifying Assumption”), then all of the Earned PSUs determined pursuant to this clause (ii) shall continue to be eligible to vest on the Scheduled Vesting Date; provided that in the event of a Participant’s Termination of Service without Cause or for Good Reason within three months prior to or one year following the effective date of a Change of Control, all such Earned PSUs, to the extent unvested, shall become immediately vested and settled, subject to the Participant’s execution and non-revocation of a general release of claims against the Company and its Affiliates and their successors; and
(iv)    to the extent there is not a Qualifying Assumption of the PSUs, any unvested portion of the PSUs shall become immediately vested at the time of such Change of Control.
For purposes of this Section 6(c), “Good Reason” means “Good Reason” as defined in the Participant’s Employment Agreement, if any, or if not so defined, the occurrence of any of the following events, in each case without the Participant’s consent:
(i)a reduction in the Participant’s base compensation and cash incentive opportunity, other than any such reduction that applies generally to similarly situated employees or executives of the Company;
(ii)relocation of the geographic location of the Participant’s principal place of employment or service by more than 50 miles from the Participant’s principal place of employment or service; or
(iii)a material reduction in the Participant’s title, duties, responsibilities or authority;
provided that, in each case, (A) the Participant shall provide the Company with written notice specifying the circumstances alleged to constitute Good Reason within 90 days following the first occurrence of such circumstances, (B) if possible, the Company shall have 30 days following receipt of such notice to cure such circumstances, and (C) if the Company has not cured such circumstances within such 30-day period, the Participant shall terminate his or her employment or service not later than 60 days after the end of such 30-day period.
(d)    Termination For Any Other Reason. In the event of the Participant’s Termination of Service at any time under circumstances not described above, any

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unvested PSUs shall be forfeited as of the date of such Termination of Service without any payment to the Participant.
7. Non-Transferability Until Distribution. The PSUs shall not be assigned, sold, transferred or otherwise be subject to alienation by the Participant. Upon the distribution of Shares underlying PSUs in accordance with Section 3, such Shares shall be fully assignable, saleable and transferable by the Participant. Any assignment, sale, transfer or other alienation with respect to the Shares issuable upon the vesting of the PSUs shall be in accordance with applicable securities laws.
8. Responsibility for Taxes.
(a)The Participant acknowledges that, regardless of any action taken by the Company or, if different, the Employer, the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”) is and remains the Participant’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. The Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the PSUs, including, but not limited to, the grant, vesting or settlement of the PSUs, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the PSUs to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant is subject to Tax-Related Items in more than one jurisdiction, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(b)In connection with any relevant taxable or tax withholding event, as applicable, the Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, by the Participant’s acceptance of the PSUs, the Participant authorizes the Company or its agent to satisfy any applicable withholding obligations or rights with regards to all Tax-Related Items by withholding in Shares to be issued upon settlement of the PSUs, or if settled in cash, by withholding a portion of the cash payment amount otherwise payable upon settlement of the PSUs; provided that any U.S. Federal Insurance Contribution Act taxes or other Tax-Related Items that become payable in a year prior to the year in which Shares are issued upon settlement of the PSUs may be withheld at the Company’s election at any earlier time when such tax amounts are due. In the event withholding in Shares is prohibited by a legal, contractual or regulatory restriction, is problematic under applicable tax or securities law or will result in materially adverse accounting

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consequences, the Participant authorizes the Company and/or the Employer, or their respective agents, to satisfy the obligations with regard to all Tax-Related Items by:
(i)requiring the Participant to pay to the Company or the Employer any amount of the Tax-Related Items; and/or
(ii)withholding any amount of the Tax-Related Items from the Participant’s wages or other compensation paid to the Participant;
(iii)withholding from proceeds of the sale of Shares acquired upon settlement of the PSU either through a voluntary sale or through a mandatory sale arranged by the Company (on the Participant’s behalf pursuant to this authorization without further consent); or
(iv)any other method of withholding determined by the Company and, to the extent required by applicable laws or the Plan, approved by the Committee.
(c)The Company or the Employer may withhold or account for Tax-Related Items by considering applicable withholding rates, including minimum or maximum applicable rates, in the jurisdictions relevant to the Participant. In the event that any excess amounts are withheld to satisfy the obligation for Tax-Related Items, the Participant may be entitled to receive a refund of any over-withheld amount (with no entitlement to the Share equivalent), or if not refunded by the Company or the Employer, the Participant must seek a refund from the local tax authorities to the extent the Participant wishes to recover the over-withheld amount in the form of a refund. In the event of under-withholding, the Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or the Employer. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Participant is deemed to have been issued the full number of Shares subject to the vested PSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.
(d)Finally, the Participant agrees to pay to the Company or the Employer, including through withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company and/or the Employer, any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares, the cash equivalent or the proceeds of the sale of Shares if the Participant fails to comply with the Participant’s obligations in connection with the Tax-Related Items.

9. Nature of Grant. In accepting the grant, the Participant acknowledges, understands and agrees that:

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(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)the grant of the PSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of PSUs, or benefits in lieu of PSUs, even if PSUs have been granted in the past;
(c)all decisions with respect to future PSU or other grants, if any, will be at the sole discretion of the Company;
(d)the PSU grant and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming or amending an employment or service contract with the Company, the Employer or any Affiliate of the Company and shall not interfere with the ability of the Company, the Employer or any Affiliate of the Company, as applicable, to terminate the Participant’s employment or service relationship (if any);
(e)the Participant is voluntarily participating in the Plan;
(f)the PSUs, the cash payment or Shares subject to the PSUs, and the income from and value of same, are not intended to replace any pension rights or compensation;
(g)the PSUs, the cash payment or Shares subject to the PSUs, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, leave pay, long-service awards, pension or retirement or welfare benefits or similar mandatory payments;
(h) the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;
(i)no claim or entitlement to compensation or damages shall arise from forfeiture of the PSUs resulting from the Participant’s Termination of Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any) or the application of any clawback or compensation recovery policy as described in Section 13(j) of this Agreement;

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(j)unless otherwise agreed with the Company, the PSUs and any cash payment or Shares acquired under the Plan and the income from and value of same, are not granted as consideration for, or in connection with, the service the Participant may provide as a director of an Affiliate;
(k)unless otherwise provided in the Plan or by the Company in its discretion, the PSUs and the benefits evidenced by this Agreement do not create any entitlement to have the PSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares of the Company; and
(l)neither the Company, the Employer nor any Affiliate of the Company shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the United States Dollar that may affect the value of the PSUs or of any amounts due to the Participant pursuant to the settlement of the PSUs or the subsequent sale of any Shares acquired upon settlement.
10. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan, or the Participant’s acquisition or sale of the underlying Shares. The Participant understands and agrees that he or she should consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
11. Insider Trading/Market Abuse Laws. The Participant may be subject to insider trading restrictions and/or market abuse laws based on the exchange on which the Shares are listed and in applicable jurisdictions, including the United States, the Participant’s country and the designated broker’s country, which may affect the Participant’s ability to accept, acquire, sell or otherwise dispose of Shares, rights to Shares (e.g., PSUs) or rights linked to the value of Shares (e.g., dividend equivalents) under the Plan during such times as the Participant is considered to have “inside information” regarding the Company (as defined by the laws in applicable jurisdictions).  Local insider trading laws may prohibit the cancellation or amendment of orders placed by the Participant before he or she possessed inside information.  Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party, which may include fellow employees and (ii) “tipping” third parties or causing them otherwise to buy or sell securities.  Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy.  The Participant acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Participant should speak to his or her personal advisor on this matter.

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12. Data Privacy. Section 20 of the Plan shall apply with respect to Data Privacy and Data Protection. The Participant can obtain further information by contacting AskDataPrivacy@epam.com.
13. Miscellaneous Provisions.

(a)Notices. All notices, requests and other communications under this Agreement shall be in writing and shall be delivered in person (by courier or otherwise), mailed by certified or registered mail, return receipt requested, or sent by facsimile transmission to the contact details below. The parties may use e-mail delivery, so long as the message is clearly marked, sent to the e-mail address(es) set forth below, and a delivery receipt and a read receipt are made part of the message. E-mail delivery will be deemed to occur when the sender receives confirmation that such message has been received and read by the recipient:

if to the Company, to:

EPAM Systems, Inc.
41 University Drive
Newtown, Pennsylvania 18940
Attention: General Counsel
Facsimile: 267-759-8989

if to the Participant, to:
the address, facsimile number or e-mail address that the Participant most recently provided to the Company, or to such other address, facsimile number or e-mail address as such party may hereafter specify for the purpose by notice to the other parties hereto.

(b)Effect of Agreement. The Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the terms of the PSUs), and hereby accepts the PSUs and agrees to be bound by its contractual terms as set forth herein and in the Plan. The Participant acknowledges and agrees that the grant of the PSUs constitutes additional consideration to the Participant for the Participant’s continued and future compliance with any restrictive covenants in favor of the Company by which the Participant is otherwise bound. The Participant hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee regarding any questions relating to the PSUs. In the event of a conflict between the terms and

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provisions of the Plan and the terms and provisions of this Agreement, the Plan terms and provisions shall prevail. The Agreement, including the Plan, constitutes the entire agreement between the Participant and the Company on the subject matter hereof and supersedes all proposals, written or oral, and all other communications between the parties relating to such subject matter.
(c)Amendment; Waiver.  No amendment or modification of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company and the Participant, except that the Company may amend or modify this Agreement without the Participant’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature. Any amendment or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.
(d)Successors and Assigns; No Third Party Beneficiaries.  This Agreement shall inure to the benefit of and be binding upon the Company and the Participant and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the Company and the Participant, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.
(e)Severability. If any provision of this Agreement shall be declared by any court or arbitrator of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable.
(f)Governing Law; Dispute Resolution. This Agreement is governed by the laws of the state of Delaware without application of the conflict of law provisions thereof. If any dispute arising out of or relating to this Agreement or the Plan, or the breach thereof, cannot be settled through negotiation, the parties agree first to try in good faith to settle such dispute by mediation. If the parties fail to settle such dispute within 30 days after the commencement of such mediation, such dispute shall be settled by arbitration conducted in the state of Pennsylvania and judgment on the arbitral award rendered may be entered in any court having jurisdiction thereof. Such dispute shall be resolved by final and binding arbitration before a single arbitrator under the rules of the American Arbitration Association (“AAA”) pertaining to employment matters (“AAA Rules”). The AAA Rules may be found as of the Grant Date at https://www.adr.org/Rules. AAA contact information for other questions about the process can be found as of

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the Grant Date at https://www.adr.org/Rules. The arbitrator shall be a retired judge or attorney with experience in the general area of the dispute. Interpretation and enforcement of this arbitration provision shall be governed by the substantive provisions of the Federal Arbitration Act (FAA). If for any reason the substantive provisions of the FAA do not apply, interpretation and enforcement of this arbitration provision shall be governed by the law of the Commonwealth of Pennsylvania. The decision of the arbitrator will be in writing and contain findings of fact and conclusions of law. Any arbitral award determination shall be final and binding. It is understood and agreed that by agreeing to arbitration, the right to a jury trial, as well as normal-course appeal rights in court, are waived. Such arbitration provided for in this Section 13(f) shall be conducted in such manner, and with rules consistent with, the arbitration provisions set forth in the applicable restrictive covenants agreement or other similar agreement by and between the Company and the Participant shall apply.
(g)Language. By accepting the PSUs, the Participant acknowledges and represents that the Participant is proficient in the English language or has consulted with an advisor who is sufficiently proficient in English, as to allow the Participant to understand the terms of the Agreement and any other documents related to the Plan. If the Participant has received the Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control, unless otherwise required by applicable laws.
(h)Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
(i)Foreign Asset / Account Reporting Requirements, Exchange Controls and Tax Requirements. The Participant’s country may have certain foreign asset and/or account reporting requirements and exchange controls which may affect the Participant’s ability to acquire or hold Shares under the Plan or cash received from participating in the Plan (including from any dividends received or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside his or her country. The Participant may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. The Participant also may be required to repatriate sale proceeds or other funds received as a result of his or her participation in the Plan to his or her country through a designated bank or broker and/or within a certain time after receipt. In addition, the Participant may be subject to tax payment and/or reporting obligations in connection with any income realized under the Plan and/or from the sale of Shares. The Participant acknowledges that it is his or her responsibility to be compliant

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with all such requirements, and that he or she should consult his or her personal legal and tax advisors, as applicable, to ensure his or her compliance.
(j)Clawback. The PSUs and/or the Shares acquired under the Plan shall be subject to clawback, recoupment, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into this Agreement) to the extent required by any applicable laws (including, without limitation, Section 304 of the U.S. Sarbanes-Oxley Act and Section 954 of the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act) and any clawback policy adopted by the Company, including the EPAM Systems, Inc. Compensation Recoupment Policy.
(k)Addendum. Notwithstanding any provisions in this Agreement, the PSU grant shall be subject to any special terms and conditions set forth in any Addendum to this Agreement for the Participant’s country. Moreover, if the Participant relocates to one of the countries included in the Addendum, the special terms and conditions for such country will apply to the Participant to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes part of this Agreement.
(l)Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the PSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
(m)Section 409A.
(i)The terms of this award of PSUs are intended to be in compliance with Section 409A of the Code, and this Agreement will be interpreted, operated and administered in a manner that is consistent with this intent. In furtherance of this intent, the Committee may (but is under no obligation to), at any time and without the Participant’s consent, modify the terms of this award as it determines appropriate to comply with the requirements of Section 409A of the Code and the related U.S. Department of Treasury guidance or to mitigate any additional tax, interest and/or penalties that may apply under Section 409A of the Code if compliance is not practicable. The Company makes no representation or covenant to ensure that this award of PSUs is compliant with Section 409A of the Code and will have no liability to the Participant or any other party if this award of PSUs is not compliant or for any action taken by the Committee with respect thereto.
(ii)Notwithstanding anything in this Agreement to the contrary, any PSUs that are an item of non-qualified deferred compensation subject to Section 409A of the Code and become payable under this Agreement as of the date of or at a time that is

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by reference to the Participant’s Termination of Service shall not be settled unless the Participant experiences a “separation from service” within the meaning of Section 409A of the Code (a “Separation from Service”); provided that if the Participant is a “specified employee” within the meaning of Section 409A of the Code as of the date of the Separation from Service (as determined according to the methodology established by the Company as in effect on the date of the Participant’s Separation from Service), the PSUs shall instead be settled on the first business day that is after the earlier of (i) the date that is six months following the date of the Separation from Service or (ii) the date of the Participant’s death, to the extent such delayed payment is otherwise required in order to avoid a prohibited distribution under Section 409A(a)(2) of the Code, or any successor provision thereto.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

EPAM SYSTEMS, INC.

By:
Name:
Title:

The Participant’s signature on this line both (1) acknowledges the Participant’s receipt of the Agreement and agreement to its terms, and (2) indicates the Participant’s consent to the processing of Personal Data as described in Section 12.

Participant

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Exhibit A

1.Performance Objectives.
The Target PSUs will be earned based upon the Company’s achievement of the Performance Objectives during the period starting on January 1, 2026 and ending on December 31, 2028 (the “Three-Year Performance Period”) as set forth below. Each of the fiscal years occurring during the Three-Year Performance Period, i.e., the fiscal years ending December 31, 2026, December 31, 2027 and December 31, 2028 are referred to as the “Annual Performance Year.”
The Target PSUs will be divided into three segments as follows:

Segment	Percentage of Target PSUs	Relevant Performance Objectives	Applicable Measurement Period
Revenue Growth PSUs	37.5%	Earned based upon achievement of Revenue Growth goals (as defined below)	Measured annually after the end of each Annual Performance Year
EPS PSUs	37.5%	Earned based upon achievement of Adjusted EPS goals (as defined below)	Measured annually after the end of each Annual Performance Year
Relative TSR PSUs	25%	Earned based upon achievement of Relative TSR (as defined below)	Measured over the entire Three-Year Performance Period

2.Revenue Growth PSUs.
“Revenue” means, for any Annual Performance Year, the Company’s reported revenue, as determined in accordance with GAAP, as adjusted to exclude revenues from acquisitions and dispositions not included in the annual operating plan approved by the Company’s Board of Directors and applying foreign currency exchange rates utilized in the development of the approved annual operating plan.

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“Revenue Growth” means, for any Annual Performance Year, the percentage increase from the Revenue for the immediately preceding fiscal year.
The Revenue Growth PSUs will be earned based upon the Company’s achievement of Revenue Growth goals for the applicable Annual Performance Year, against the Revenue Growth targets applicable to such Annual Performance Year. As soon as practicable after the start of each Annual Performance Year, the Committee shall establish and communicate to Participants a schedule setting forth the threshold, target and maximum performance levels for such Annual Measurement Period.
1/3 of the Revenue Growth PSUs will be eligible to be earned each Annual Performance Year, based on actual Revenue Growth goal achievement against the applicable target, as follows:

Performance Level	Percentage of Revenue Growth PSUs Earned
Below Threshold	0%
Threshold	50%
Target	100%
Maximum or Higher	200%

In the event that the amount of Revenue Growth falls between Threshold, Target or Maximum amounts, (i) amounts between Threshold and the lower range of Target will be determined based on linear interpolation and (ii) amounts between the upper range of Target and Maximum will be determined based on linear interpolation.
3.EPS PSUs.
“Adjusted EPS” means, for any Annual Performance Year, the Company’s reported earnings per share, as determined in accordance with GAAP, adjusted to exclude such items as detailed in the Company’s full year earnings release for the applicable Annual Performance Year.
The EPS PSUs will be earned based upon the Company’s achievement of Adjusted EPS during the applicable Annual Performance Year, against the Adjusted EPS targets applicable to such Annual Performance Year. As soon as practicable after the start of

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each Annual Performance Year, the Committee shall establish a schedule setting forth the threshold, target and maximum performance levels for such Annual Measurement Period.
1/3 of the EPS PSUs will be eligible to be earned each Annual Performance Year, based on actual Adjusted EPS achievement against the applicable target, as follows:

Performance Level	Percentage of EPS PSUs Earned
Below Threshold	0%
Threshold	50%
Target	100%
Maximum or Higher	200%

In the event that the amount of Adjusted EPS falls between Threshold, Target or Maximum amounts, (i) amounts between Threshold and Target will be determined based on linear interpolation and (ii) amounts between Target and Maximum will be determined based on linear interpolation.
4.Relative TSR PSUs.
The Relative TSR PSUs will be earned based upon the Company’s Relative TSR over the Three-Year Performance Period against the goals set forth in the table below.
“Relative TSR” means the TSR of the Company as compared to the TSR of the companies included in the S&P 500 Information Technology index, as determined on the date of grant and as set forth below (the “Index Companies”), stated as a percentile.
1.Apple Inc.
2.Accenture plc
3.Adobe Inc.
4.Analog Devices, Inc.
5.Autodesk, Inc.
6.Akamai Technologies, Inc.
7.Applied Materials, Inc.
8.Advanced Micro Devices, Inc.
9.Arista Networks, Inc.
10.Amphenol Corporation
11.Applovin Corporation
12.Broadcom Inc.
13.Cadence Design Systems, Inc.
14.CDW Corporation
15.Salesforce, Inc.
16.Crowdstrike Holdings Inc.

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17.Cisco Systems, Inc.
18.Cognizant Technology Solutions Corporation
19.Datadog, Inc.
20.Dell Technologies Inc.
21.EPAM Systems, Inc.
22.F5, Inc.
23.Fair Isaac Corporation
24.First Solar, Inc.
25.Fortinet, Inc.
26.GoDaddy Inc.
27.Gen Digital Inc.
28.Corning Incorporated
29.Hewlett Packard Enterprise Company
30.HP Inc.
31.International Business Machines Corporation
32.Intel Corporation
33.Intuit Inc.
34.Gartner, Inc.
35.Jabil Inc.
36.Keysight Technologies Inc.
37.KLA Corporation
38.Lam Research Corporation
39.Microchip Technology Incorporated
40.Monolithic Power Systems, Inc.
41.Microsoft Corporation
42.Motorola Solutions, Inc.
43.Micron Technology, Inc.
44.ServiceNow, Inc.
45.NetApp, Inc.
46.NVIDIA Corporation
47.NXP Semiconductors N.V.
48.ON Semiconductor Corporation
49.Oracle Corporation
50.Palo Alto Networks, Inc.
51.Palantir Technologies Inc.
52.Ptc Inc.
53.Qnity Electronics Inc.
54.QUALCOMM Inc
55.Roper Technologies, Inc.
56.Super Micro Computer
57.Sandisk Corp
58.Synopsis, Inc.
59.Seagate Technology Holdings PLC
60.Skyworks Solutions, Inc.
61.Teledyne Technologies Incorporated
62.TE Connectivity plc
63.Teredyne, Inc.
64.Trimble Inc.
65.Texas Instruments Incorporated
66.Tyler Technologies, Inc.
67.VeriSign, Inc.
68.Workday Inc.
69.Western Digital Corporation
70.Zebra Technologies Corporation

“Total Shareholder Return” or “TSR” means the cumulative rate of return reflecting price appreciation plus reinvestment of dividends and the compounding effect of dividends paid on reinvested dividends. The share price appreciation will be measured by the difference between the share price at the beginning of the Three-Year Performance Period, which is calculated as the 20-trading day average closing price ending on the last trading day of calendar year 2025, and the share price at the end of the Three-Year

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Performance Period, which is calculated as the 20-trading day average closing price ending on the last trading day of the Three-Year Performance Period.
If, at the end of the Three-Year Performance Period, any Index Company is no longer publicly traded, such Index Company shall be deemed to have performed at the bottom of the Index Company ranking.

Performance Level	Relative TSR Achieved	Percentage of Relative TSR PSUs Earned
Below Threshold	Below the 30th percentile	0%
Threshold	30th Percentile	50%
Target	55th Percentile	100%
Maximum	At or above the 85th Percentile	200%

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ADDENDUM

EPAM SYSTEMS, INC.
2025 LONG TERM INCENTIVE PLAN
GLOBAL EXECUTIVE OFFICER PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT

Terms and Conditions

This Addendum includes additional terms and conditions that govern the PSUs granted to the Participant under the Plan if the Participant resides in one of the countries listed below. These terms and conditions are in addition to, or if so indicated, in place of the terms and conditions in the Agreement. If the Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant relocates to another country after the Grant Date, the Company shall, in its discretion, determine to what extent these country-specific terms and conditions contained herein shall be applicable to the Participant. Certain capitalized terms used but not defined in this Addendum have the meanings set forth in the Plan and/or the Agreement.

Notifications

This Addendum also includes information regarding exchange controls and certain other issues of which the Participant should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of March 2026. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Participant not rely on the information in this Addendum as the only source of information relating to the consequences of the Participant’s participation in the Plan because the information may be out of date at the time that the Participant vests in the PSUs or sells Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to the Participant’s particular situation, and the Company is not in a position to assure the Participant of a particular result. Accordingly, the Participant should seek appropriate professional advice as to how the relevant laws in the Participant’s country may apply to his or her situation.

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Finally, if the Participant is a citizen or resident of a country other than the one in which he or she is currently working or residing (or is considered as such for local law purposes), or transferred employment and/or residency after the Grant Date, the notifications contained herein may not be applicable to the Participant.

ARGENTINA

Terms and Conditions

Compliance with the Law. By accepting the RSUs, the Participant acknowledges his or her agreement to comply with applicable Argentine laws and, regardless of any action taken by the Company or the Employer, to pay any and all applicable Tax-Related Items.

Notifications

Securities Law Notification. Neither the RSUs nor the underlying Shares are publicly offered or listed on any stock exchange in Argentina and, as a result, have not been and will not be registered with the Argentine Securities Commission (Comisión Nacional de Valores). Neither this nor any other offering material related to the RSUs nor the underlying Shares may be utilized in connection with any general offering to the public in Argentina. Argentine residents who acquire RSUs under the Plan do so according to the terms of a private offering made from outside Argentina.

Exchange Control Information. It is the Participant’s responsibility to comply with any and all Argentine currency exchange restrictions, approvals, and reporting requirements in connection with the RSUs. The Participant should consult with his or her personal legal advisor to ensure compliance with the applicable requirements.

Foreign Asset / Account Reporting Information. If the Participant is an Argentine tax resident, the Participant must report any Shares acquired under the Plan and held by the Participant on December 31st of each year on his or her annual tax return for that year.

ARMENIA

There are no country specific provisions.

AUSTRALIA

Notifications

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Securities Law Notification. This offer is being made under Division 1A, Part 7.12 of the Corporations Act 2001 (Cth).

Tax Information. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) (the “Act”) applies (subject to conditions in such Act).

AUSTRIA
Notifications
Exchange Control Information. If the Participant holds securities (including Shares acquired under the Plan) or cash (including proceeds from the sale of Shares) outside Austria, the Participant may be subject to reporting obligations to the Austrian National Bank. If the value of the Shares meets or exceeds a certain threshold, the Participant must report the securities held (as of the last day of the quarter) on a quarterly basis to the Austrian National Bank, on or before the 15th day of the month following the end of the calendar quarter. Where the cash amounts held outside Austria meet or exceed a certain threshold, monthly reporting obligations apply as explained in the next paragraph.
If the Participant sells his or her Shares, he or she may have exchange control obligations if Participant holds the cash proceeds outside Austria. If the transaction volume of all the Participant’s accounts abroad exceed a certain threshold, the Participant must report the movements and balances of all accounts on a monthly basis, as of the last day of the month, on or before the 15th day of the following month, on the prescribed forms.
AZERBAIJAN

Notifications

Securities Law Notification. The Participant understands that the Agreement, the Plan and all other materials the Participant may receive regarding the Participant’s participation in the Plan do not constitute advertising or offering of securities in Azerbaijan. The offering of RSUs pursuant to the Plan has not been and will not be registered in Azerbaijan.

BELARUS

Terms and Conditions

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RSUs Payable Only in Cash. Notwithstanding any discretion contained in the Plan or the Agreement to the contrary, if the Participant resides in Belarus at the time of vesting of any of the RSUs, the RSUs shall be settled in cash only.

Notifications

Exchange Control Information. Belarusian citizens or permanent residents may be required to repatriate any funds received in connection with the RSUs to Belarus. The Participant is responsible for ensuring compliance with all exchange control laws in Belarus in connection with his or her participation in the Plan.

BELGIUM

Notifications

Foreign Asset/Account Reporting Information. Belgian residents are required to report any securities (e.g., Shares acquired under the Plan) held and bank accounts (including brokerage accounts) opened and maintained outside of Belgium on their annual tax return. In a separate report, the resident is required to provide the National Bank of Belgium with the account details of any such foreign accounts (including the account number, bank name and country in which such account was opened). This report, as well as information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under the Kredietcentrales / Centrales des crédits caption.

Annual Securities Accounts Tax. An annual securities tax may be payable if the total value of securities held in a Belgian or foreign securities account (e.g., Shares acquired under the Plan) exceeds a certain threshold ( currently €1,000,000) on four reference dates within the relevant reporting period (i.e., March 31, June 30, September 30 and December 31). In such case, the tax will be due on the value of the qualifying securities held in such account. The Participant should consult with his or her personal tax advisor regarding the new tax.

BRAZIL

Terms and Conditions

Compliance with Law. By accepting the RSUs, the Participant agrees to comply with applicable Brazilian laws and to report and pay any and all applicable Tax-Related Items associated with the Participant’s receipt and sale of Shares under the Plan.

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Nature of Grant. The following provision supplements Section 8 of the Agreement:

By accepting the RSUs, the Participant acknowledges, understands and agrees that, for all legal purposes, (i) he or she is making an investment decision and (ii) the value of the underlying Shares is not fixed and may increase or decrease over the vesting period without compensation to the Participant.

Tax on Financial Transaction (IOF). Repatriation of funds into Brazil and the conversion between BRL and USD associated with such fund transfers may be subject to the Tax on Financial Transactions. It is the Participant’s responsibility to comply with any applicable Tax on Financial Transactions arising from the Participant’s participation in the Plan. The Participant should consult with his or her personal tax advisor for additional details.

Notifications

Exchange Control Information. A declaration of assets and rights held outside Brazil may need to be filed with the Central Bank of Brazil if assets or rights with an aggregate value exceeding a certain threshold (currently USD 1,000,000) are held on December 31 of year. Shares acquired under the Plan that are held outside Brazil (e.g., in a non-Brazilian brokerage account) are among the assets and rights that must be reported. If the aggregate value exceeds a certain threshold (currently USD 100,000,000) at the end of the quarter, the declaration has to be filed in the month following the end of each quarter.

BULGARIA
Notifications
Foreign Asset/Account Reporting Information. The Participant will be required to file statistical forms with the Bulgarian National Bank annually regarding his or her receivables in bank accounts abroad as well as securities held abroad (e.g., Shares acquired under the Plan) if the total sum of all such receivables and securities equals or exceeds a certain threshold (currently BGN50,000) as of the previous calendar year-end.  The reports are due by March 31. The Participant should contact his or her bank in Bulgaria for additional information regarding these requirements.

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CANADA
Terms and Conditions
RSUs Payable Only in Shares. Notwithstanding any discretion set forth in Section 2 of the Agreement, at the time of vesting of any of the RSUs, the RSUs shall be settled in Shares only.
Termination of Service. This provision supplements Section 5 of the Agreement:
For purposes of the RSUs, and except as explicitly and minimally required under applicable legislation, the Participant’s Termination of Service (for any reason whatsoever, whether or not later found to be invalid, unlawful or in breach of employment laws in the jurisdiction where the Participant is employed or providing services or the terms of the Participant’s employment or service agreement, if any), will be measured by the date that is the earliest of (i) the date on which the Participant’s employment with the Employer is terminated, or (ii) the date the Participant receives written notice of termination from the Employer, regardless of any period during which notice, pay in lieu of notice or related payments or damages are provided or required to be provided under local law. For greater certainty, the Participant will not earn or be entitled to any pro-rated vesting, or other participation in the RSUs or the Plan, for that portion of time before the date on which the Participant’s right to vest terminates, nor will the Participant be entitled to any compensation for lost vesting or other participation. Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued vesting during a statutory notice period, the Participant’s right to vest in or otherwise benefit from the RSUs, if any, will terminate effective upon the expiry of the minimum statutory notice period, but the Participant will not earn or be entitled to pro-rated vesting, or other participation in the Plan, if the vesting date falls after the end of the statutory notice period, nor will the Participant be entitled to any compensation for lost vesting, explicitly and minimally required under applicable legislation, or other participation.
Subject to applicable legislation, if the date the Participant is no longer actually providing services cannot be reasonably determined under the terms of this Agreement or the Plan, the Committee shall have the exclusive discretion to determine when the Participant is no longer providing services for purposes of the RSUs.
Nature of Grant. Sections 8(g) and 8(i) of the Agreement shall apply, except to the extent explicitly and minimally required under applicable legislation.
If Participant resides in Québec, the following provisions apply:

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Authorization to Release Necessary Personal Information. This provision supplements Section 11 of the Agreement:
The Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. The Participant further authorizes the Company and any Affiliate and the administrator of the Plan to disclose and discuss the Plan with their advisors. The Participant further authorizes the Employer to record such information and to keep such information in the Participant’s employee file. The Participant acknowledges that the Participant's personal information, including any sensitive personal information, may be transferred or disclosed outside the province of Quebec, including to the U.S. If applicable, the Participant also acknowledges that the Company, the Employer, any Affiliate and UBS Financial Services Inc. may use technology for profiling purposes and to make automated decisions that may have an impact on the Participant or the administration of the Plan.
French Language Documents. A French translation of this Agreement and certain other documents related to the RSUs will be made available to the Participant as soon as reasonably practicable. Notwithstanding anything to the contrary in the Agreement, and unless the Participant indicates otherwise, the French translation of this Agreement and the Plan will govern the Participant’s participation in the Plan.
Notifications
Securities Law Notification. The Participant is permitted to sell Shares acquired under the Plan through the designated broker appointed under the Plan, if any, provided the resale of Shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the Shares are listed. The Shares are currently listed on the New York Stock Exchange in the United States of America.
Foreign Asset/Account Reporting Information. Specified foreign property, including Shares and rights to receive Shares (e.g., RSUs), must be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of the specified foreign property exceeds a certain threshold (currently C$100,000) at any time during the year. Thus, the RSUs must be reported - generally at a nil cost - if the cost threshold is exceeded because of other specified foreign property. When Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB would ordinarily equal the fair market value of the Shares at the time of acquisition, but if other Shares are also owned, this ACB may have to be averaged with the ACB of the other Shares. Participants should consult a personal legal advisor to ensure compliance with applicable reporting obligations.

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CHILE
Notifications

Securities Law Notification. The grant of the RSUs constitutes a private offering of securities in Chile effective as of the Grant Date. The RSUs refer to securities not registered at the securities registry or at the foreign securities registry of the Chilean Commission for the Financial Market (“CMF”), and, therefore, such securities are not subject to oversight of the CMF. Given that the Shares underlying the RSUs are not registered in Chile, the Company is not required to provide public information about the RSUs or the Shares in Chile. Unless the RSUs and/or the Shares are registered with the CMF, a public offering of such securities cannot be made in Chile.

CHINA
Terms and Conditions
Vesting Schedule and Distribution. The following provision supplements Section 2 of the Agreement:
In addition to any other vesting and settlement conditions set forth in the Agreement, the RSUs will not vest and no Shares (or cash equivalent) will be delivered to the Participant unless and until the Company determines, in its sole discretion, that all necessary exchange control or other approvals from the PRC State Administration of Foreign Exchange (“SAFE”) or its relevant branch have been received and remain effective (“SAFE Approval”). In the event that SAFE Approval has not been obtained prior to any scheduled vesting date set forth in Section 2 of the Agreement, the RSUs will not vest until the seventh day of the month following the month in which SAFE Approval is obtained (the “Actual Vesting Date”). If the Participant experiences a Termination of Service prior to the Actual Vesting Date, the Participant shall not be entitled to vest in any portion of the RSUs and the RSUs shall be forfeited without any liability to the Company, the Employer or any Affiliate of the Company.
Exchange Control Restrictions and Sale of Shares. The Participant agrees that the Company is authorized to sell the Shares acquired pursuant to the RSUs after the Participant’s Termination of Service (as described below) or immediately upon settlement of the RSUs, within any other timeframe that the Company determines is necessary or advisable to comply with the exchange control requirements. The Participant expressly authorizes the broker or any other third party designated by the Company to complete the sale of such Shares (on the Participant’s behalf pursuant to this

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authorization without further consent). The Participant agrees to sign any agreements, forms and/or consents that may be reasonably requested by the Company (or the broker or any other third party designated by the Company) to effectuate the sale of the Shares and shall otherwise cooperate with the Company with respect to such matters, provided that the Participant shall not be permitted to exercise any influence over how, when or whether the sales occur. The Participant acknowledges that the broker or any other third party designated by the Company is under no obligation to arrange for the sale of the Shares at any particular price and there may be a delay between the date the Shares are sold and the date the cash proceeds are distributed to the Participant.
Upon the sale of the Shares, the Company agrees to pay the cash proceeds from the sale of the Shares (less any applicable Tax-Related Items, brokerage fees or commissions) to the Participant in accordance with applicable exchange control laws including, but not limited to, the restrictions set forth below under “Exchange Control Requirements.”
The Participant further agrees that any Shares to be issued to the Participant shall be deposited directly into an account with the Company’s designated broker. The deposited Shares shall not be transferable (either electronically or in certificate form) from the brokerage account. This limitation shall apply both to transfers to different accounts with the same broker and to transfers to other brokerage firms. The limitation shall apply to all Shares issued to the Participant under the Plan, whether or not the Participant remains employed by the Employer.
Finally, the Participant agrees to sign any agreement, form and/or consent that may reasonably be requested by the Company (or the Company’s designated broker) to effectuate the mandatory sale of the Shares.
Treatment of RSUs and Shares Upon Termination of Service. Due to exchange control regulations in the People’s Republic of China (“China”), the Participant understands and agrees that the Company may require the sale of Shares held by the Participant immediately following the Participant’s Termination of Service, or within such other period as determined by the Company or required by SAFE or its local counterpart (the “Mandatory Sale Date”). This includes any portion of RSUs that vest and are settled in Shares upon the Participant’s Termination of Service. The Participant understands that should the Company impose this requirement, any Shares held by the Participant under the Plan that have not been sold by the Mandatory Sale Date will automatically be sold by the broker or any other third party designated by the Company at the Company’s direction (on the Participant’s behalf pursuant to this authorization without further consent).
Exchange Control Requirements. The Participant understands and agrees that, to facilitate compliance with exchange control requirements, the Participant is required to

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immediately repatriate to China the cash proceeds from the sale of the Shares and any distributions paid on such Shares. The Participant further understands that such repatriation of the cash proceeds will be effectuated through a special exchange control account established by the Company or its Affiliates, and the Participant hereby consents and agrees that the proceeds may be transferred to such special account prior to being delivered to the Participant. The Company may deliver the proceeds to the Participant in United States dollars or local currency at the Company’s discretion. If the proceeds are paid in United States dollars, the Participant understands that he or she will be required to set up a United States dollar bank account in China so that the proceeds may be deposited into this account. If the proceeds are converted to local currency, there may be delays in delivering the proceeds to the Participant and due to fluctuations in the Share trading price and/or the United States dollar/PRC exchange rate between the sale/payment date and (if later) when the proceeds can be converted into local currency, the proceeds that the Participant receives may be more or less than the market value of the Shares on the sale/payment date (which is the amount relevant to determining the Participant’s tax liability). The Participant agrees to bear the risk of any currency fluctuation between the sale/payment date and the date of conversion of the proceeds into local currency. The Company is under no obligation to secure any particular exchange conversion rate.
The Participant further agrees to comply with any other requirements that may be imposed by the Company in the future to facilitate compliance with exchange control requirements in China.
COLOMBIA
Terms and Conditions
Labor Law Acknowledgement. The following provision supplements Section 8 of the Agreement:
In accepting the RSUs, the Participant acknowledges, understands and agrees that pursuant to Article 15 of Law 50/1990 (Article 128 of the Colombian Labor Code), the RSUs and any payments the Participant receives pursuant to the RSUs do not constitute a component of “salary” for any legal purpose. Therefore, the RSUs and related benefits will not be included or considered for purposes of calculating any and all labor benefits, such as fringe benefits, vacation pay, termination or other indemnities, payroll taxes, social insurance contributions, or any other outstanding labor-related amounts that may be payable.
Notifications

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Securities Law Notification. The Shares are not and will not be registered in the Colombian registry of publicly traded securities (Registro Vacional de Valores y Emisores) and, therefore, the Shares may not be offered to the public in Colombia. Nothing in this document should be construed as the making of a public offer of securities in Colombia.
Exchange Control Information. The Participant is responsible for complying with any and all Colombian foreign exchange restrictions, approvals and reporting requirements in connection with the RSUs and any Shares acquired or funds received under the Plan. This may include reporting obligations to the Central Bank (Banco de la República). If applicable, the Participant will be required to register his or her investment in Shares with the Central Bank, regardless of the value of the investment. The Participant should consult with his or her personal legal advisor to ensure compliance with the applicable requirements.
Foreign Asset/Account Reporting Information. The Participant may be required to file an annual informative return with the Colombian Tax Office detailing any assets held abroad. If the individual value of any of these assets exceeds a certain threshold, the Participant must describe each asset and indicate the jurisdiction in which it is located, its nature and its value.
CROATIA
Terms and Conditions
Vesting Schedule and Distribution. The following provision supplements Section 2 of the Agreement:
If Shares are delivered to the Participant pursuant to Section 2 of the Agreement, the Company reserves the right to require that the Participant sell all Shares delivered to the Participant, either immediately upon receipt of such Shares or upon Termination of Service.
In this regard, the Participant agrees that the Company is authorized to instruct its designated broker to assist with any such mandatory sale of Shares (on the Participant’s behalf pursuant to this authorization), and the Participant expressly authorizes the designated broker to complete the sale of such Shares. The Participant also agrees to sign any agreements, forms and/or consents that may be reasonably requested by the Company (or the designated broker) to effectuate the sale of the Shares and shall otherwise cooperate with the Company with respect to such matters, provided that the Participant shall not be permitted to exercise any influence over how, when or whether the sales occur. The Participant acknowledges that the designated broker is under no

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obligation to arrange for the sale of the Shares at any particular price. Due to fluctuations in the Share price and/or applicable exchange rates between the date the Shares are delivered to the Participant and (if later) the date on which the Shares are sold, the amount of proceeds ultimately distributed to the Participant may be more or less than the market value of the Shares on the Vesting Date or the date the shares are delivered to the Participant.
Upon the sale of the Shares, the cash proceeds from the sale of shares (less any applicable Tax-Related Items, brokerage fees or commissions) will be delivered to the Participant in accordance with applicable laws and regulations, as determined by the Company in its sole discretion.
Notifications
Exchange Control Information. The Participant may be required to report foreign investments (including Shares acquired under the Plan) and foreign accounts to the Croatian National Bank for statistical purposes. The Participant should consult his or her personal legal advisor to ensure compliance with the applicable requirements.
CYPRUS
There are no country specific provisions.

CZECH REPUBLIC
Notifications
Exchange Control Information. The Czech National Bank (“CNB”) may require the Participant to fulfill certain notification duties in relation to the RSUs and the opening and maintenance of a foreign account. In addition, the Participant may need to report the following even in the absence of a request from the CNB: foreign direct investments with a value of a certain threshold (currently CZK 2,500,000) or more in the aggregate or other foreign financial assets with a value of a certain threshold (currently CZK 2,000,000,000) or more. Because exchange control regulations may change without notice, the Participant should consult his or her personal legal advisor prior to the vesting of the RSUs and sale of Shares to ensure compliance with current regulations. It is the Participant's responsibility to comply with applicable Czech exchange control laws.
DENMARK

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Terms and Conditions
Danish Stock Option Act. By accepting the RSUs, the Participant acknowledges having received an Employer Statement in Danish that sets forth information regarding the terms of the RSUs, which is being provided to comply with the Danish Stock Option Act as amended January 1, 2019.
Notifications
Exchange Control Information. If the Participant establishes accounts holding Shares or cash outside Denmark, the Participant must report the accounts to the Danish Tax Administration. The form which should be used to report these accounts can be obtained from a local bank.
DOMINICAN REPUBLIC
There are no country specific provisions.

ECUADOR
Notifications

Foreign Asset/Account Reporting Information. The Participant will be responsible for including any Shares acquired under Plan during the previous fiscal year in the Participant’s annual Net Worth Declaration if the Participant’s net worth exceeds the thresholds set forth in the law. The Net Worth Declaration must be filed in May of the following year using the electronic form on the tax authorities’ website (www.sri.gob.ec). Penalties will apply to a late filing and it is not possible to seek an extension. The Participant should consult with Participant’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Participant may have in connection with the Participant’s participation in the Plan.

ESTONIA
Terms and Conditions
Language Consent. By accepting the grant of the RSUs, the Participant confirms having read and understood the documents related to the grant (the Agreement and the Plan), which were provided in the English language, and that he or she does not need the

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translation thereof into the Estonian language. The Participant accepts the terms of those documents accordingly.
Võttes vastu piiratud aktsiaühikute (RSUs) pakkumise, kinnitab Osaleja, et ta on ingliskeelsena esitatud pakkumisega seotud dokumendid (Optsioonilepingu ja Plaani) läbi lugenud ja nendest aru saanud ning et ta ei vaja nende tõlkimist eesti keelde. Sellest tulenevalt Osaleja nõustub viidatud dokumentide tingimustega.
FINLAND
There are no country specific provisions.
FRANCE
Terms and Conditions

Type of Award. The RSUs are not granted as “French-qualified” awards and are not intended to qualify for the specific tax and social security treatment applicable to shares granted for no consideration under Sections L. 225-197-1 to L. 225-197-5 and Sections L. 22-10-59 to L. 22-10-60 of the French Commercial Code, as amended.

Consent to Receive Information in English. By accepting the RSUs, the Participant confirms having read and understood the documents related to the RSUs (the Plan and the Agreement) which were provided in the English language. The Participant accepts the terms of these documents accordingly.

Consentement Relatif à l'Utilisation de la Langue Anglaise. En acceptant l’Attribution, le Participant confirme avoir lu et compris les documents relatifs à cette Attribution (le Plan et le Contrat d'Attribution) qui ont été remis en langue anglaise. Le Participant accepte les termes de ces documents en conséquence.

Notifications

Exchange Control Information. If the Participant transfers more than a certain threshold (currently €10,000) in Shares or cash into or out of France without the use of a financial intermediary, the Participant must declare the transfer to the French tax and customs authorities.
GEORGIA
Terms and Conditions

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Language Consent.  By accepting the grant of RSUs, the Participant acknowledges that he or she is proficient in reading and understanding English and fully understands the terms of the documents related to the grant (the Agreement and the Plan), which were provided in the English language.  The Participant accepts the terms of those documents accordingly.
თანხმობა ენასთან დაკავშირებით.   შეზღუდული აქციების ერთეულების (RSUs) მინიჭებაზე თანხმობის განცხადებით, მონაწილე ადასტურებს რომ მას თავისუფლად ესმის ინგლისური ენა და  რომ მისთვის სრულად არის გასაგები ამგვარ მინიჭებასთან დაკავშირებული დოკუმენტაციის (ხელშეკრულებისა  და გეგმის) პირობები, რომელიც მისთვის მიწოდებული იქნა ინგლისურ ენაზე.  შესაბამისად, მონაწილე  თანხმობას აცხადებს ამ დოკუმენტებით გათვალისწინებულ პირობებზე.
GERMANY
Notifications
Exchange Control Information. Cross-border payments (including related to proceeds realized upon the sale of Shares or from the receipt of any dividends paid on such Shares) and certain other transactions with a value in excess of a certain amount (€50,000 as of January 1, 2025) must be reported to the German Federal Bank (Bundesbank). If the Participant receives a payment (including if the Participant sells Shares via a foreign broker, bank or service provider and receives proceeds in excess of this amount) and/or if the Company withholds Shares to recover Tax-Related Items with a value in excess of this amount, the Participant must report the payment and/or the value of the Shares, either electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”), which can be accessed via Bundesbank’s website at www.bundesbank.de or via such other method (e.g., by email or telephone) as is permitted by Bundesbank. The report must be submitted monthly or within other such timing as is permitted or required by Bundesbank. The Participant is responsible for making this report, if applicable, and should consult a personal legal advisor to ensure compliance with applicable reporting obligations.
Foreign Asset/Account Reporting Information. If the Participant's acquisition of Shares under the Plan leads to a qualified participation at any point during the calendar year, the Participant will need to report the acquisition when the Participant files his or her tax return for the relevant year.  A qualified participation is attained if (i) the Participant holds at least 1% of the Company and the value of the Shares acquired

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exceeds a certain threshold (currently €150,000) or (ii) the Participant holds Company Shares exceeding 10% of the Company's total common stock.
GREECE
There are no country-specific provisions.
HONG KONG
Terms and Conditions
Vesting Schedule and Distribution. If, for any reason, Shares are issued to the Participant within six (6) months of the Grant Date, the Participant agrees that he or she will not sell or otherwise dispose of any such Shares prior to the six-month anniversary of the Grant Date.
Notifications
Securities Law Notification. WARNING: The contents of this document have not been reviewed by any regulatory authority in Hong Kong. The Participant is advised to exercise caution in relation to the offer. If the Participant is in any doubt about any of the contents of this document, the Participant should obtain independent professional advice. Neither the grant of the RSUs nor the issuance of Shares upon vesting constitutes a public offering of securities under Hong Kong law and is available only to employees of the Company and its Affiliates. The Plan, the Agreement and other incidental communication materials distributed in connection with the RSUs (i) have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong and (ii) are intended only for the personal use of each eligible employee of the Company or its Affiliates and may not be distributed to any other person.
HUNGARY
There are no country specific provisions.
INDIA
Terms and Conditions
Vesting Schedule and Distribution. The following provision supplements Section 2 of the Agreement:

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Due to regulatory requirements in India, if Shares are delivered to the Participant pursuant to Section 2 of the Agreement, the Company reserves the right to require that the Participant sell all Shares delivered to the Participant, either immediately upon receipt of such Shares or upon Termination of Service.

In this regard, the Participant agrees that the Company is authorized to instruct its designated broker to assist with any such mandatory sale of Shares (on the Participant’s behalf pursuant to this authorization), and the Participant expressly authorizes the designated broker to complete the sale of such Shares. The Participant also agrees to sign any agreements, forms and/or consents that may be reasonably requested by the Company (or the designated broker) to effectuate the sale of the Shares and shall otherwise cooperate with the Company with respect to such matters, provided that the Participant shall not be permitted to exercise any influence over how, when or whether the sales occur. The Participant acknowledges that the designated broker is under no obligation to arrange for the sale of the Shares at any particular price. Due to fluctuations in the Share price and/or applicable exchange rates between the date the Shares are delivered to the Participant and (if later) the date on which the Shares are sold, the amount of proceeds ultimately distributed to the Participant may be more or less than the market value of the Shares on the Vesting Date or the date the shares are delivered to the Participant.
Upon the sale of the Shares, the cash proceeds from the sale of shares (less any applicable Tax-Related Items, brokerage fees or commissions) will be delivered to the Participant in accordance with applicable laws and regulations, as determined by the Company in its sole discretion.
Notifications
Exchange Control Information. The Participant understands that he or she must repatriate any proceeds from the sale of Shares acquired under the Plan or the receipt of dividends paid on such Shares to India within the time frame prescribed under applicable Indian exchange control laws as may be amended from time to time, unless an exemption from the repatriation requirement applies (such as reinvesting the proceeds into non-Indian securities). If the Participant decides to repatriate cash proceeds to India, the Participant will receive a foreign inward remittance certificate (“FIRC”) from the bank where he or she deposits the foreign currency. The Participant should maintain the FIRC as evidence of the repatriation of the proceeds in the event the Reserve Bank of India or the Employer requests proof of repatriation. The Participant is also responsible for

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complying with any other exchange control laws in India that may apply to the RSUs or the Shares acquired under the Plan.
Foreign Asset/Account Reporting Information.  The Participant is required to declare any foreign bank accounts and any foreign financial assets (including Shares acquired under the Plan) in Participant’s annual tax return. Increased penalties for failing to report these assets/accounts have been implemented. The Participant should consult with his or her personal tax advisor to determine the Participant’s reporting requirements.
IRELAND
There are no country specific provisions.

ISRAEL
Terms and Conditions
Settlement and Sale of Shares. To facilitate compliance with local tax requirements, the Participant agrees that the Company is authorized to settle the RSUs in cash or immediately sell the Shares acquired pursuant to the RSUs (i) upon vesting; (ii) after the Participant’s Termination of Service; (iii) or within any other time frame as the Company determines to be necessary to comply with local tax requirements. The Participant further agrees that the Company is authorized to instruct its designated broker to assist with the mandatory sale of such Shares (on the Participant’s behalf pursuant to this authorization) and the Participant expressly authorizes the Company’s designated broker to complete the sale of such Shares. The Participant acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of the Shares at any particular price. Upon the sale of the Shares, the Company agrees to pay the Participant the cash proceeds from the sale, less any brokerage fees or commissions and subject to any obligation to satisfy Tax-Related Items.
ITALY
Terms and Conditions
Plan Document Acknowledgement. The Participant acknowledges that the Participant has read and specifically and expressly approves the following Sections of the Agreement: Section 7 (Responsibility for Taxes); Section 8 (Nature of Grant); Section 11 (Data Privacy); Section 12(g) (Language); Section 12(h) (Electronic Delivery and Acceptance); Section 12(k) (Addendum); and Section 12(l) (Imposition of Other Requirements).

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Notifications
Foreign Asset/Account Reporting Information. Italian residents who, at any time during the fiscal year, hold foreign financial assets (including cash and Shares) which may generate income taxable in Italy are required to report these assets on their annual tax returns (UNICO Form, RW Schedule) for the year during which the assets are held, or on a special form if no tax return is due. These reporting obligations also will apply to Italian residents who are the beneficial owners of foreign financial assets under Italian money laundering provisions.
JAPAN
Notifications

Exchange Control Information. If the Participant acquires Shares valued at more than a certain threshold (currently ¥100,000,000) in a single transaction, he or she must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days after the acquisition of the Shares.

Foreign Asset/Account Reporting Information. If the Participant is a resident of Japan, the Participant will be required to report details of any assets (including any Shares acquired under the Plan) held outside of Japan as of December 31st of each year, to the extent such assets have a total net fair market value exceeding a certain threshold (currently ¥50,000,000). Such report will be due by June 30th of the following year. The Participant should consult with his or her personal tax advisor as to whether the reporting obligation applies to the Participant and whether he or she will be required to report details of any outstanding RSUs or Shares held by Participant in the report.

KAZAKHSTAN
Notifications
Securities Law Notification. This offer is addressed only to certain eligible employees in the form of the Shares to be issued by the Company, which as of the date hereof are listed on the New York Stock Exchange. Neither the Plan nor this Agreement has been approved, nor do they need to be approved, by the National Bank of Kazakhstan. This offer is intended only for the original recipient and is not for general circulation in the Republic of Kazakhstan.
Exchange Control Information. The Participant acknowledges that if the Participant is a resident of Kazakhstan, the Participant will be required to notify and file standard-form

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reports with the National Bank of Kazakhstan if the value of the Shares that the Participant acquires under the Plan exceeds a certain threshold.

Please note that exchange control regulations in Kazakhstan are subject to change. The Participant should consult with his or her personal legal advisor regarding any exchange control obligations that Participant may have prior to acquiring Shares or receiving proceeds from the sale of Shares acquired under the Plan. The Participant is responsible for ensuring compliance with all exchange control laws in Kazakhstan.

KYRGYZSTAN

Notifications

Tax and Regulatory Reporting Notification. The Participant may be subject to certain tax, exchange control or foreign asset/account reporting requirements under the applicable laws in the Participant’s country as a result of the acquisition, holding or transfer of Shares or cash resulting from participation in the Plan. The Participant is responsible for being aware of and satisfying any such requirements that may be necessary in connection with the RSUs. The Participant should consult with his or her own personal legal advisers to ensure compliance with local laws.

LATVIA

There are no country specific provisions.

LEBANON

Notifications

Securities Law Notification. The grant of RSUs under the Plan does not constitute the marketing or offering of securities to the public in Lebanon pursuant to Law No. 161 (2011), the Capital Markets Law. Offers under the Plan are being made only to eligible employees of the Employer or the Company or any other Affiliate.

LITHUANIA
There are no country specific provisions.
LUXEMBOURG
Terms and Conditions

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Nature of the Grant. The following provision supplements Section 8 of the Agreement:

By accepting the RSUs, the Participant consents to participation in the Plan and that the Participant has received a copy of the Plan.

The Participant further understands that the Company has unilaterally, gratuitously and in its sole discretion decided to grant the RSUs under the Plan to individuals who may be employees of the Company or its Affiliates throughout the world. The decision to grant the RSUs is a limited decision and is entered into upon the express assumption and condition that any RSUs granted under the Plan will not economically or otherwise bind the Company or its Affiliates on an ongoing basis other than as set forth in the Agreement. Consequently, the Participant understands that any grant is given on the assumption and condition that it shall not become a part of any employment or service contract (either with the Company or any Affiliate) and shall not be considered a mandatory benefit, salary for any purpose (including severance compensation) or any other right whatsoever. Further, the Participant understands and freely accepts that there is no guarantee that any benefit shall arise from any gratuitous and discretionary grant since the future value of the RSUs and Shares is unknown and unpredictable.

Notifications

Exchange Control Information.

The Participant acknowledges and agrees that the Participant must report any inward remittance of funds associated with the Plan to the Banque Central de Luxembourg and/or the Service Central de La Statistique et des Études Économiques within 15 working days following the month during which the transaction occurred. If a Luxembourg financial institution is involved in the transaction, such financial institution typically will fulfill the reporting obligation on behalf of the Participant. However, if the Luxembourg financial institution does not report the transaction, the Participant personally is responsible for satisfying the reporting obligation. The Participant should consult with Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Participant may have in connection with the Participant’s participation in the Plan.

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MALAYSIA
Notifications
Director Notification Obligation. If the Participant is a director of a Malaysian Affiliate, he or she is subject to certain notification requirements under the Malaysian Companies Act 1965. Among these requirements is an obligation to notify the Malaysian Affiliate in writing when the Participant receives or disposes of an interest (e.g., RSUs or Shares) in the Company or any related company. This notification must be made within 14 days of receiving or disposing of any interest in the Company or any related company.
MALTA
Notifications
Securities Law Notification. The Plan, the Agreement, including this Addendum, and all other materials the Participant may receive regarding participation in the Plan do not constitute advertising of securities in Malta and are deemed accepted by the Participant upon receipt of the Participant’s electronic or written acceptance in the United States. The issuance of the Shares under the plan has not and will not be registered in Malta and, therefore, the Shares described in any plan documents may not be offered or placed in public circulation in Malta.
MEXICO
Terms and Conditions
Labor Law Acknowledgement. The following provision applies if the Participant resides in Mexico and receives the RSUs from the Company:
(i)    The Participant’s participation in the Plan does not constitute an acquired right;
(ii)    The Plan and the Participant’s participation in it are offered by the Company on a wholly discretionary basis;
(iii)    The Participant’s participation in the Plan is voluntary;
(iv)    The Company and its Affiliates are not responsible for any decrease in the value of any Shares acquired under the Plan;

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(v)    By accepting the RSUs, the Participant acknowledges that the Company, with registered offices in the U.S.A., is solely responsible for the administration of the Plan. The Participant further acknowledges that his or her participation in the Plan, the grant of the RSUs and any acquisition of Shares under the Plan do not constitute an employment relationship between the Participant and the Company because the Participant is participating in the Plan on a wholly commercial basis. Based on the foregoing, the Participant expressly acknowledges that the Plan and the benefits that he or she may derive from participation in the Plan do not establish any rights between the Participant and the Employer and do not form part of the employment conditions and/or benefits provided by the Employer, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of the Participant’s employment;
(vi)    The Participant further understands that his or her participation in the Plan is the result of a unilateral and discretionary decision of the Company and, therefore, the Company reserves the absolute right to amend and/or discontinue the Participant’s participation in the Plan at any time, without any liability to the Participant; and
(vii)    Finally, the Participant hereby declares that he or she does not reserve to him- or herself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and that he or she therefore grants a full and broad release to the Company, its subsidiaries, parents, Affiliates, branches, representation offices, shareholders, officers, agents or legal representatives, with respect to any claim that may arise.
Términos y Condiciones.
Reconocimiento del Derecho Laboral. Las siguientes disposiciones aplican en caso de que el Participante sea residente en México y reciba las Unidades de Acción Restringida (“RSUs”) de la Compañía:
(i)    La participación del Participante en el Plan no constituye un derecho adquirido;
(ii)    El Plan y la participación del Participante en él es ofrecido por la Compañía de manera completamente discrecional;
(iii)    La participación del Participante en el Plan es voluntaria;

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(iv)    La Compañía y sus Afiliadas no son responsables por ninguna disminución en el valor de las acciones de adquiridas en términos del Plan;
(v)    Al aceptar el otorgamiento, el Participante reconoce que la Compañía, con oficinas registradas en E.U.A., es la única responsable de la administración del Plan. Además, el Participante reconoce que su participación en el Plan, la concesión de RSUs y cualquier adquisición de Acciones bajo el Plan no constituyen una relación laboral entre el Participante y la Compañía, en virtud de que el Participante está participando en el Plan en una base exclusivamente comercial. Por lo anterior, el Participante expresamente reconoce que el Plan y los beneficios que puedan derivarse de su participación no establecen ningún derecho entre el Participante y su empleador y que no forman parte de las condiciones de trabajo y/o beneficios otorgados por su empleador, y cualquier modificación del Plan o la terminación no constituirá un cambio o modificación en los términos y condiciones del empleo del Participante;
(vi)    Además, el Participante comprende que su participación en el Plan es el resultado de una decisión discrecional y unilateral de la Compañía, por lo que la Compañía se reserva el derecho absoluto de modificar y/o suspender la participación del Participante en el Plan en cualquier momento, sin responsabilidad alguna frente al Participante; y
(vii)    Finalmente, el Participante manifiesta que no se reserva acción o derecho alguno que origine una demanda en contra de la Compañía, por cualquier indemnización o daño relacionado con las disposiciones del Plan o de los beneficios otorgados en el mismo, y en consecuencia el Participante libera de la manera más amplia y total de responsabilidad a la Compañía, sus subsidiarias, empresas matriz, Afiliadas, sucursales, oficinas de representación, sus accionistas, directores, agentes y representantes legales de cualquier demanda que pudiera surgir.
Notifications
Securities Law Notification. The RSUs and the Shares offered under the Plan have not been registered with the National Register of Securities maintained by the Mexican National Banking and Securities Commission and cannot be offered or sold publicly in Mexico. In addition, the Plan, the Agreement and any other document relating to the RSUs may not be publicly distributed in Mexico. These materials are addressed to the Participant only because of the Participant’s existing relationship with the Company and these materials should not be reproduced or copied in any form. The offer contained in these materials does not constitute a public offering of securities but rather constitutes a private placement of securities addressed specifically to individuals who are present

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employees of an Affiliate of the Company in Mexico made in accordance with the provisions of the Mexican Securities Market Law, and any rights under such offering shall not be assigned or transferred.
MONTENEGRO
Notifications

Securities Law Notification. The grant of the RSUs and the issuance of any Shares are not subject to the regulations concerning public offers and private placements under the Law on Capital Markets.

NETHERLANDS
There are no country specific provisions.

NORWAY

Notifications

Exchange Control Information. In general, Norwegian residents should not be subject to any foreign exchange requirements in connection with their acquisition or sale of Shares under the Plan, except normal reporting requirements to the Norwegian Currency Registry. If any transfer of funds into or out of Norway is made through a Norwegian bank, the bank will make the registration. The Participant should consult with the Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Participant may have in connection with the Participant’s participation in the Plan.

Foreign Asset/Account Reporting Information. Norwegian residents may be subject to foreign asset reporting as part of their ordinary tax return. Norwegian banks, financial institutions, limited companies etc. must report certain information to the Tax Administration. Such information may then be pre-completed in a Norwegian resident’s tax return. However, if the resident has traded, or is the owner of, financial instruments (e.g., Shares) not pre-completed in the tax return, the Norwegian resident must enter this information in Form RF-1159, which is an appendix to the tax return. The Participant should consult with the Participant’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Participant may have in connection with the Participant’s participation in the Plan.

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PERU
Terms and Conditions

Nature of the Grant. The following provision supplements Section 8 of the Agreement:

This Award is being granted ex gratia to the Participant by the Company as an incentive to reward the Participant for the Participant’s contributions to the Company.

Notifications

Securities Law Notification. The grant of the RSUs under the Plan is considered a private offering in Peru and accordingly, is not subject to registration in Peru. For more information concerning the grant of the RSUs, please refer to the Plan, the Agreement, and any other grant documents made available to the Participant by the Company.  For more information regarding the Company, please refer to the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q available at www.sec.gov, as well as on the Company’s website at http://investors.epam.com.

POLAND
Notifications
Exchange Control Information. The Participant acknowledges that any transfer of funds in excess of a certain threshold (currently €15,000 (or PLN15,000, if such transfer of funds is connected with business activity of an entrepreneur)) into or out of Poland must be effected through a bank account in Poland. The Participant understands that the Participant is required to store all documents connected with any foreign exchange transactions that the Participant engages in for a period of five years as measured from the end of the year in which such transaction occurred.

Foreign Asset/Account Reporting Information. If the Participant maintains bank or brokerage accounts holding cash and foreign securities (including Shares) outside of Poland, the Participant will be required to report information to the National bank of Poland on transactions and balances in such accounts if the value of such cash and securities exceeds a certain threshold (currently PLN 7 million). If required, such reports must be filed on a quarterly basis on special forms available on the website of the National Bank of Poland. The Participant should consult with his or her personal legal advisor to determine whether he or she will be required to submit reports to the National Bank of Poland.

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PORTUGAL
Terms and Conditions
Language Consent. The Participant hereby expressly declares that he or she has full knowledge of the English language and has read, understood and freely accepted and agreed with the terms and conditions established in the Plan and the Agreement.

Conhecimento da Língua.  Pela presente, o Participante declara expressamente que tem pleno conhecimento da língua inglesa e que leu, compreendeu e livremente aceitou e concordou com os termos e condições estabelecidas no Plano e no Acordo.

QATAR

There are no country-specific provisions.
ROMANIA
Terms and Conditions
Language Consent. By accepting the grant of RSUs, the Participant acknowledges that he or she is proficient in reading and understanding English and fully understands the terms of the documents related to the grant (the Agreement and the Plan), which were provided in the English language. The Participant accepts the terms of those documents accordingly.
Consimtamant cu Privire la Limba. Prin acceptarea acordarii de RSU-uri, Participantul confirma ca acesta sau aceasta are un nivel adecvat de cunoastere in ce priveste cititirea si intelegerea limbii engleze, a citit si confirma ca a inteles pe deplin termenii documentelor referitoare la acordare (Acordul si Planul), care au fost furnizate in limba engleza. Participantul accepta termenii acestor documente in consecinta.
Notifications
Exchange Control Information. If the Participant deposits the proceeds from the sale of Shares acquired under this Plan in a bank account in Romania, the Participant may be required to provide the Romanian bank with appropriate documentation explaining the source of the funds. The Participant should consult his or her personal legal advisor to ensure compliance with applicable requirements.
SAUDI ARABIA

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Notifications
Securities Law Notification. The Agreement and related Plan documents may not be distributed in Saudi Arabia except to such persons as are permitted under the Offers of Securities and Continuing Obligations issued by the Capital Market Authority. The Participant should conduct the Participant’s own due diligence on the accuracy of the information relating to the Shares. If the Participant does not understand the Agreement, the Participant should consult an authorized financial adviser.
SERBIA
Notifications
Securities Law Notification. The grant of RSUs and the issuance of any Shares are not subject to the regulations concerning public offers and private placements under the Law on Capital Markets.
Exchange Control Information. Pursuant to the Law on Foreign Exchange Transactions, the Participant is permitted to acquire Shares under the Plan, but a report may need to be made of the acquisition of such Shares, the value of the Shares at vesting and, on a quarterly basis, any changes in the value of the Shares. An exemption from this reporting obligation may apply on the basis that the Shares are acquired for no consideration. As the exchange control regulations in Serbia may change without notice, the Participant should consult with a personal legal advisor with respect to all applicable reporting obligations.
SINGAPORE
Terms and Conditions
Restrictions on Sale and Transferability. The Participant hereby agrees that any Shares acquired pursuant to the RSUs will not be offered for sale in Singapore prior to the six-month anniversary of the Grant Date, unless such sale or offer is made pursuant to the exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the Securities and Futures Act (Chap. 289, 2006 Ed.) (“SFA”) or pursuant to, and in accordance with the conditions of, any other applicable provision(s) of the SFA.
Notifications
Securities Law Notification. The RSUs are being granted pursuant to the “Qualifying Person” exemption” under section 273(1)(f) of the SFA and is not made with a view to the underlying Shares being subsequently offered for sale to any other party. The Plan

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has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.
Director Notification. If the Participant is a director, associate director or shadow director of a Singapore Affiliate, the Singapore Companies Act requires the Participant (regardless of whether the Participant is a Singapore resident or employed in Singapore) to notify such Singapore Affiliate in writing of any interest (e.g., RSUs, Shares, etc.) that the Participant holds in the Company (or any related company) within two business days of (i) acquiring or disposing of such interest, (ii) any change in a previously-disclosed interest (e.g., upon vesting of the RSUs or sale of Shares), or (iii) becoming a director, associate director or shadow director, if the Participant holds such an interest at that time.
SLOVAKIA
There are no country specific provisions.
SOUTH AFRICA
Terms and Conditions
Responsibility for Taxes. The following provision supplements Section 7 of the Agreement:
By accepting the grant of the RSUs, the Participant agrees to notify the Company or the Employer of the amount of any gain realized upon the receipt of Shares. The Participant understands that if he or she fails to advise the Company or the Employer of the gain realized at vesting, the Participant may be liable for a fine. The Participant will be responsible for paying the difference between the actual tax liability and the amount withheld.
Securities Law Compliance. Neither the RSUs nor the underlying Shares shall be publicly offered or listed on any stock exchange in South Africa. The offer is intended to be private pursuant to Section 96 of the Companies Act and is not subject to the supervision of any South African governmental authority. Pursuant to Section 96 of the Companies Act, the RSU offer must be finalized within a set period of time following the Grant Date. If the Participant does not want to accept the RSUs, the Participant is required to decline the RSUs no later than the 90th day following the Grant Date. If the Participant does not reject the RSUs on or before the 90th day following the Grant Date, the Participant will be deemed to accept the RSUs.

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SPAIN
Terms and Conditions
Labor Law Acknowledgment. This provision supplements Section 8 of the Agreement:
In accepting the RSUs, the Participant acknowledges that he or she consents to participation in the Plan and has received a copy of the Plan.
The Participant understands and agrees that, as a condition of the grant of the RSUs, the Participant’s Termination of Service for any reason (including for the reasons listed below) will automatically result in the forfeiture of any unvested RSUs as of the date of such termination without any payment to the Participant.
In particular, the Participant understands and agrees that the RSUs will be cancelled without entitlement to the Shares or to any amount as indemnification in the event of the Participant’s Termination of Service by reason of, including, but not limited to: resignation, death, disability, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without cause (i.e., subject to a “despido improcedente”), individual or collective layoff on objective grounds, whether adjudged to be with cause or adjudged or recognized to be without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Employer, and under Article 10.3 of Royal Decree 1382/1985.
Furthermore, the Participant understands that the Company has unilaterally, gratuitously and in its sole discretion decided to grant RSUs under the Plan to individuals who may be employees of the Company or its Affiliates throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or its Affiliate on an ongoing basis. Consequently, the Participant understands that the RSUs are granted on the assumption and condition that the RSUs and the Shares issued upon vesting/settlement of the RSUs shall not become a part of any employment contract (either with the Company or any Affiliate) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. In addition, the Participant understands that the grant of the RSUs would not be made to the Participant but for the assumptions and conditions referred to above; thus, the Participant acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of RSUs shall be null and void.

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Notifications
Securities Law Notification. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the grant of the RSUs. The Agreement has not been, nor will it be, registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus.
Exchange Control Information. The Participant may be required to electronically declare to the Bank of Spain any foreign accounts (including brokerage accounts held abroad), any foreign instruments (including Shares acquired under the Plan), and any transactions with non-Spanish residents (including any payments of Shares made pursuant to the Plan), depending on the balances in such accounts together with the value of such instruments as of December 31 of the relevant year, or the volume of transactions with non-Spanish residents during the relevant year.
The Participant should consult with his or her personal tax and legal advisors to ensure that the Participant is properly complying with his or her exchange control obligations.
Foreign Asset/Account Reporting Information. To the extent that the Participant holds assets (e.g., cash or Shares held in a bank or brokerage account) outside of Spain with a value in excess of a certain threshold (currently €50,000) per type of asset (e.g., Shares, cash, etc.) as of December 31 each year, the Participant is required to report information on such assets on the Participant’s tax return for such year. After such assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported assets increases by more than a certain threshold (currently €20,000) or if the Participant transfers or disposes of any previously-reported assets. The reporting must be completed by March 31. Failure to comply with this reporting requirement may result in penalties. Accordingly, the Participant should consult with his or her personal tax and legal advisors to ensure that the Participant is properly complying with his or her reporting obligations.
SWEDEN
Terms and Conditions
Responsibility for Taxes. The following provision supplements Section 7 of the Agreement:
Without limiting the Company’s or the Employer’s authority to satisfy their withholding obligations for Tax-Related Items as set forth in the Agreement, by accepting the RSUs, the Participant authorizes the Company to withhold Shares or to sell Shares otherwise

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deliverable to the Participant upon vesting/settlement to satisfy Tax-Related Items, regardless of whether the Company and/or the Employer have an obligation to withhold such Tax-Related Items.
SWITZERLAND
Notifications
Securities Law Notification. Neither this document nor any other materials relating to the offer of RSUs (i) constitutes a prospectus according to articles 35 et seq. of the Swiss Federal Act on Financial Services (“FinSA”), (ii) may be publicly distributed or otherwise made publicly available in Switzerland to any person other than an employee of the Company or one of its Affiliates, or (iii) has been or will be filed with, approved or supervised by any Swiss reviewing body according to article 51 of FinSA or any Swiss regulatory authority, including the Swiss Financial Market Supervisory Authority (“FINMA”).
THAILAND
Notifications
Exchange Control Information. If the Participant receives funds in connection with the Plan (e.g., sale proceeds) with a value equal to or greater than a certain threshold (currently USD 1,000,000), the Participant is required to immediately repatriate such funds to Thailand, unless the Participant can rely on any applicable exemptions (e.g., where the funds will be used offshore for any permissible purposes under exchange control regulations) and the relevant form and supporting documents have been submitted to a commercial bank in Thailand. Any foreign currency repatriated to Thailand must be converted to Thai Baht or deposited into a foreign currency deposit account opened with any commercial bank in Thailand acting as the authorized agent within 360 days from the date the funds are repatriated to Thailand. The Participant also is required to inform the authorized agent of the details of the foreign currency transaction, including identification information and the purpose of the transaction.
TURKEY
Notifications
Securities Law Notification. The Participant is not permitted to sell Shares acquired under the Plan in Turkey. Shares are currently traded on the New York Stock Exchange in the United States under the ticker symbol “EPAM” and Shares may be sold on this exchange, which is located outside Turkey.

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Exchange Control Information. Pursuant to Decree No. 32 on the Protection of the Value of the Turkish Currency and Communiqué No. 2008-32/34 on Decree No. 32, any activity related to investments in foreign securities (e.g., the sale of Shares) must be conducted through a bank or financial intermediary institution licensed by the Turkish Capital Markets Board and should be reported to the Turkish Capital Markets Board. It is solely the Participant’s responsibility to comply with this requirement. The Participant should contact a personal legal advisor for further information regarding these obligations.
UKRAINE
Terms and Conditions

RSUs Payable Only in Cash. Notwithstanding any discretion contained in the Plan or the Agreement to the contrary, if the Participant resides in the Ukraine at the time of vesting of any of the RSUs, the RSUs shall be settled in cash only.

Notifications

Exchange Control Information. The Participant is responsible for complying with all applicable exchange control regulations in Ukraine. The Participant should consult with his or her personal legal advisor to ensure compliance with the applicable requirements.

UNITED ARAB EMIRATES
Notifications
Securities Law Notification. The RSUs granted under the Plan are being offered only to eligible employees of the Company and are in the nature of providing equity incentives to eligible employees of the Company. Any documents related to the RSUs, including the Plan, the Agreement and any other grant documents (“Award Documents”), are intended for distribution only to such eligible employees and must not be delivered to, or relied on by, any other person.
The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any Award Documents or any other incidental communication materials distributed in connection with the RSUs. Further, neither the Ministry of Economy nor the Dubai Department of Economic Development has approved the Award Documents or taken steps to verify the information set out in them, and thus, is not responsible for their content.

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Participants should, as prospective stockholders, conduct their own due diligence on the securities. If the Participant does not understand the contents of the Award Documents, he or she should consult an authorized financial advisor.
UNITED KINGDOM
Terms and Conditions
Responsibility for Taxes. The following provisions supplement Section 7 of the Agreement:
Without limitation to Section 7 of the Agreement, the Participant agrees that the Participant is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items as and when requested by the Company or the Employer or by HM Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). The Participant also agrees to indemnify and keep indemnified the Company and the Employer against any taxes that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on the Participant’s behalf.
Notwithstanding the foregoing, if the Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision will not apply. In such case, the amount of any uncollected income tax may constitute a benefit to the Participant on which additional income tax and National Insurance contributions (“NICs”) may be payable. The Participant understands that he or she will be responsible for paying and reporting any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Employer, as applicable, for the value of any employee NICs due on this additional benefit, which the Company or the Employer, as applicable, may recover from the Participant at any time thereafter by any of the means set forth in Section 7 of the Agreement.

URUGUAY

There are no country-specific provisions.

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UZBEKISTAN
There are no country specific provisions.
VIETNAM
Terms and Conditions

RSUs Payable Only in Cash. Notwithstanding any discretion contained in the Plan or the Agreement to the contrary, if the Participant resides in Vietnam at the time of vesting of any of the RSUs, the RSUs shall be settled in cash only.

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